UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 2, 2014

Aastrom Biosciences, Inc.

 (Exact name of registrant as specified in its charter)

Michigan	000-22025	94-3096597
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24 Frank Lloyd Wright Drive, Lobby K, Ann Arbor, Michigan	48105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (734) 418-4400

Not Applicable
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Aastrom Biosciences, Inc., a Michigan Corporation is filing this second amendment to the Current Report filed Form 8-K filed by the Company on June 2, 2014 and amended on June 16, 2014 to provide additional financial information in connection with the acquisition by the Company of the cell therapy and regenerative medicine business (the CTRM Business) of Sanofi, a French société anonyme, which was completed on May 30, 2014.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Special Purpose Combined Statements of Net Assets Acquired for the CTRM Business as of March 31, 2014 (unaudited), December 31, 2013 and December 31, 2012, and the Special Purpose Combined Statements of Revenues and Direct Expenses for the three month periods ended March 31, 2014 (unaudited) and 2013 (unaudited) and for the years ended December 31, 2013 and 2012 are attached to this Form 8-K/A as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The Pro Forma Condensed Combined Statements of Operations (unaudited) for the year ended December 31, 2013 and for the six months ended June 30, 2014 are attached to this Form 8-K/A as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors.
99.1

Special Purpose Combined Statements of Net Assets Acquired for the CTRM Business as of March 31, 2014 (unaudited), December 31, 2013 and December 31, 2012, and Special Purpose Combined Statements of Revenues and Direct Expenses for the three month periods ended March 31, 2014 (unaudited) and 2013(unaudited) and for the years ended December 31, 2013 and 2012.

99.2	Pro Forma Condensed Combined Statements of Operations (unaudited) for the year ended December 31, 2013 and for the six months ended June 30, 2014.

Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditors.
99.1

Special Purpose Combined Statements of Net Assets Acquired for the CTRM Business as of March 31, 2014 (unaudited), December 31, 2013 and December 31, 2012, and Special Purpose Combined Statements of Revenues and Direct Expenses for the three month periods ended March 31, 2014 (unaudited) and 2013(unaudited) and for the years ended December 31, 2013 and 2012.

99.2	Pro Forma Condensed Combined Statements of Operations (unaudited) for the year ended December 31, 2013 and for the six months ended June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aastrom Biosciences, Inc.

Date: August 29, 2014	By:	/s/ Gerard Michel
Name: Gerard Michel
Title: Chief Financial Officer and Vice President Corporate Development